UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-02736
                 ---------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                      Petroleum & Resources Corporation
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2007

Date of reporting period: June 30, 2007

Item 1: Reports to Stockholders.

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
Board of Directors

             Enrique R. Arzac /1,4,5/   Thomas H. Lenagh/ 2,3/
             Phyllis O. Bonanno /1,4,5/ Kathleen T. McGahran/ 2,4/ Daniel E. Emerson /1,3,5/ Douglas G. Ober/ 1/
             Frederic A. Escherich/     Craig R. Smith/ 2,4/
               2,3/
             Roger W. Gale /1,3,5/
1.Member of Executive Committee
2.Member of Audit Committee
3.Member of Compensation Committee
4.Member of Retirement Benefits Committee
5.Member of Nominating and Governance Committee

Officers

               Douglas G. Ober         Chairman, President and
                                         Chief Executive Officer
               Joseph M. Truta         Executive Vice President
               Lawrence L. Hooper, Jr. Vice President,
                                         General Counsel and
                                         Secretary
               Maureen A. Jones        Vice President,
                                         Chief Financial Officer
                                         and Treasurer
               Nancy J.F. Prue         Vice President
               Robert E. Sullivan      Vice President -- Research
               Christine M. Sloan      Assistant Treasurer
               Geraldine H. Pare       Assistant Secretary

                                   --------
                                  Stock Data
                                   --------

                        Market Price (6/30/07)    $38.62
                        Net Asset Value (6/30/07) $42.86
                        Discount:                   9.9%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

                               ----------------
                             Distributions in 2007
                               ----------------

                From Investment Income (paid or declared) $0.29
                From Net Realized Gains                    0.10
                                                          -----
                Total                                     $0.39
                                                          =====

                            -----------------------
                          2007 Dividend Payment Dates
                            -----------------------

        March 1, 2007
        June 1, 2007
        September 1, 2007
        December 27, 2007*

        *Anticipated

                        Petroleum & Resources Corporation
                        Semi-Annual Report
                        June 30, 2007

                        INVESTING IN RESOURCES FOR THE FUTURE/R

                                    [GRAPHIC]

                            LETTER TO STOCKHOLDERS

--------------------------------------------------------------------------------



We submit herewith the financial statements of the Petroleum & Resources Corporation (the Corporation) for the six months ended June 30, 2007. In addition, there are the report of the independent registered public accounting firm, a schedule of investments, and other financial information.

Net assets of the Corporation at June 30, 2007 were $42.86 per share on 21,877,275 shares outstanding, compared with $36.61 per share at December 31, 2006 on 22,180,867 shares outstanding. On March 1, 2007, a distribution of $0.13 per share was paid, consisting of $0.07 from 2006 long-term capital gain, $0.03 from 2006 short-term capital gain and $0.03 from 2006 investment income, all taxable in 2007. A 2007 investment income dividend of $0.13 per share was paid on June 1, 2007, and another $0.13 investment income dividend has been declared to shareholders of record August 14, 2007, payable September 1, 2007.

Net investment income for the six months ended June 30, 2007 amounted to $4,576,717, compared with $5,219,727 for the same period in 2006. These earnings are equal to $0.21 and $0.25 per share.

Net capital gain realized on investments for the six months ended June 30, 2007 amounted to $54,762,148, or $2.50 per share.

The total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 17.9% for the six months ended June 30, 2007. The total return on the market value of the Corporation's shares in the period was 16.3%. These compare to a 17.4% gain for the Dow Jones Oil and Gas Index and a 7.0% total return for the Standard & Poor's 500 Composite Stock Index over the same time period.

For the twelve months ended June 30, 2007, the Corporation's total return on net asset value was 22.6% and on market value was 26.5%, as the discount narrowed during the period. Comparable figures for the Dow Jones Oil & Gas Index and the S&P 500 were 26.0% and 20.6%, respectively.

In June 2007, the Board of Directors of the Corporation adopted Amended and Restated Bylaws for the Corporation. Further information may be found on page 16 of this report.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding stockholder services is located on page 18 of this report.

                               -----------------

By order of the Board of Directors,
/s/
Douglas G. Ober,
Chairman, President and
Chief Executive Officer

July 13, 2007

                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 June 30, 2007

Assets
Investments* at value:
 Common stocks and convertible securities
   (cost $312,710,833)                                                         $858,066,591
 Short-term investments (cost $77,861,832)                                       77,861,832
 Securities lending collateral (cost $40,462,282)                                40,462,282 $976,390,705
--------------------------------------------------------------------------------------------
Cash                                                                                             289,870
Receivables:
 Investment securities sold                                                                    5,608,098
 Dividends and interest                                                                          724,469
Prepaid expenses and other assets                                                                573,846
---------------------------------------------------------------------------------------------------------
   Total Assets                                                                              983,586,988
---------------------------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                                1,237,244
Open written option contracts at value (proceeds $243,173)                                       764,850
Obligations to return securities lending collateral                                           40,462,282
Accrued expenses                                                                               3,447,034
---------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                          45,911,410
---------------------------------------------------------------------------------------------------------
   Net Assets                                                                               $937,675,578
---------------------------------------------------------------------------------------------------------
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares;
  issued and outstanding 21,877,275 shares (includes 24,724 restricted shares,
  3,200 restricted stock units, and 1,695 deferred stock units) (Note 6)                    $     21,877
Additional capital surplus                                                                   338,954,641
Accumulated other comprehensive income (Note 5)                                               (1,866,206)
Undistributed net investment income                                                            1,066,498
Undistributed net realized gain on investments                                                54,664,687
Unrealized appreciation on investments                                                       544,834,081
---------------------------------------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                                                    $937,675,578
---------------------------------------------------------------------------------------------------------
   Net Asset Value Per Share of Common Stock                                                      $42.86
---------------------------------------------------------------------------------------------------------

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                        Six Months Ended June 30, 2007

Investment Income
 Income:
   Dividends                                                       $  5,969,262
   Interest and other income                                          1,240,325
-------------------------------------------------------------------------------
     Total income                                                     7,209,587
-------------------------------------------------------------------------------
 Expenses:
   Investment research                                                1,189,466
   Administration and operations                                        683,408
   Directors' fees                                                      187,809
   Reports and stockholder communications                               129,631
   Transfer agent, registrar and custodian expenses                      84,166
   Auditing and accounting services                                      46,082
   Legal services                                                        37,908
   Occupancy and other office expenses                                  145,245
   Travel, telephone and postage                                         43,262
   Other                                                                 85,893
-------------------------------------------------------------------------------
     Total expenses                                                   2,632,870
-------------------------------------------------------------------------------
     Net Investment Income                                            4,576,717
-------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
 Net realized gain on security transactions                          54,762,148
 Change in unrealized appreciation on investments                    82,436,062
-------------------------------------------------------------------------------
     Net Gain on Investments                                        137,198,210
-------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $141,774,927
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                           Six Months Ended    Year Ended
                                                            June 30, 2007   December 31, 2006
                                                           ---------------- -----------------
From Operations:
 Net investment income                                       $  4,576,717     $  9,844,108
 Net realized gain on investments                              54,762,148       69,700,053
 Change in unrealized appreciation on investments              82,436,062       33,586,674
 Change in accumulated other comprehensive income (Note 5)        100,769       (1,966,975)
---------------------------------------------------------------------------------------------
   Change in net assets resulting from operations             141,875,696      111,163,860
---------------------------------------------------------------------------------------------
Distributions to Stockholders from:
 Net investment income                                         (3,510,219)      (9,928,393)
 Net realized gain from investment transactions                (2,217,601)     (69,654,826)
---------------------------------------------------------------------------------------------
   Decrease in net assets from distributions                   (5,727,820)     (79,583,219)
---------------------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of distributions                 8,014       46,212,047
 Cost of shares purchased (Note 4)                            (10,785,958)     (28,033,719)
 Deferred compensation (Notes 4,6)                                258,407          374,618
---------------------------------------------------------------------------------------------
   Change in net assets from capital share transactions       (10,519,537)      18,552,946
---------------------------------------------------------------------------------------------
   Total Increase in Net Assets                               125,628,339       50,133,587

Net Assets:
 Beginning of period                                          812,047,239      761,913,652
---------------------------------------------------------------------------------------------
 End of period (including undistributed net investment
   income of $1,066,498 and $0, respectively)                $937,675,578     $812,047,239
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.  FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at June 30, 2007 was $431,005,124 and net unrealized appreciation aggregated $545,385,581, of which the related gross unrealized appreciation and depreciation were $546,928,697 and $1,543,116, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

Effective June 29, 2007, the Corporation adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Corporation's net assets or results of operations.

3.  INVESTMENT TRANSACTIONS

The Corporation's investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2007 were $9,607,073 and $75,086,311, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of June 30, 2007 can be found on page 12.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2007 were as follows:

                                 Covered Calls     Collateralized Puts
                              -------------------  -------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ---------
        Options outstanding,
         December 31, 2006      1,125   $ 242,584      750   $  85,950
        Options written         3,240     397,053    2,025     232,145
        Options terminated in
         closing purchase
         transactions            (400)   (115,917)    (100)    (14,345)
        Options expired        (1,425)   (212,339)  (1,725)   (198,377)
        Options exercised      (1,100)   (173,581)    --         --
        ---------------------------------------------------------------
        Options outstanding,
         June 30, 2007          1,440   $ 137,800      950   $ 105,373
        ---------------------------------------------------------------

4.  CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2006, the Corporation issued 1,369,675 shares of its Common Stock at a price of $33.73 per share (the average market price on December 11, 2006) to stockholders of record on November 21, 2006 who elected to take stock in payment of the distribution from 2006 capital gain and investment income. In addition, 376 shares were issued at a weighted average price of $33.76 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2007, the Corporation has issued 230 shares of its Common Stock at a weighted average price of $33.47 per

--------------------------------------------------------------------------------


share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2007 and 2006 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                          Six months               Six months
                            ended     Year ended     ended       Year ended
                           June 30,  December 31,   June 30,    December 31,
                             2007        2006         2007          2006
                          ---------- ------------ ------------  ------------
   Shares issued in
    payment of
    dividends                   230   1,370,051   $      8,014  $ 46,212,047
   Shares purchased (at
    a weighted average
    discount from net
    asset value of 9.8%
    and 10.1%,
    respectively)          (319,047)   (827,959)   (10,785,958)  (28,033,719)
   Net activity under the
    Equity-Based
    Compensation
    Plans                    15,225      17,703        258,407       374,618
   --------------------------------------------------------------------------
   Net change              (303,592)    559,795   $(10,519,537) $ 18,552,946
   --------------------------------------------------------------------------

5.  RETIREMENT PLANS

The Corporation's non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the six months ended June 30, 2007, the Corporation contributed $15,604 to the plans and expects to contribute an additional $315,604 to the plans during the remainder of 2007.

The following table aggregates the components of the plans' net periodic pension cost.

                                              Six months
                                                ended     Year ended
                                               June 30,  December 31,
                                                 2007        2006
                                              ---------- ------------
           Service Cost                       $ 174,176   $ 334,876
           Interest Cost                        187,347     327,991
           Expected return on plan assets      (184,376)   (343,422)
           Amortization of prior service cost    18,859      37,717
           Amortization of net loss             113,082     225,362
           Deferred asset gain                    --         31,224
           ----------------------------------------------------------
           Net periodic pension cost          $ 309,088   $ 613,748
           ----------------------------------------------------------

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the six months ended June 30, 2007, the Corporation expensed contributions of $52,684. The Corporation does not provide postretirement medical benefits.

6.  EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 ("1985 Plan") has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of June 30, 2007, and changes during the six month period then ended is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
        Outstanding at December 31, 2006  83,914   $16.19       4.46
        Exercised                        (22,000)   15.60        --
        ----------------------------------------------------------------
        Outstanding at June 30, 2007      61,914   $15.49       3.99
        ----------------------------------------------------------------
        Exercisable at June 30, 2007      23,224   $15.11       2.72
        ----------------------------------------------------------------

The options outstanding as of June 30, 2007 are set forth below:

                                                  Weighted   Weighted
                                                  Average    Average
                                        Options   Exercise  Remaining
         Exercise Price               Outstanding  Price   Life (Years)
         --------------               ----------- -------- ------------
         $9.00-$11.99                    3,975     $ 9.61      1.50
         $12.00-$14.99                  22,774      12.94      3.69
         $15.00-$17.99                  18,191      16.70      5.36
         $18.00-$21.99                  16,974      19.00      3.50
         --------------------------------------------------------------
         Outstanding at June 30, 2007   61,914     $15.49      3.99
         --------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on

--------------------------------------------------------------------------------


the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the six months ended June 30, 2007 was $394,627.

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of awards earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at June 30, 2007 is 831,063 shares.

The Corporation pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Corporations's awards granted under the 2005 Plan as of June 30, 2007, and changes during the six month period then ended is presented below:

                                                         Weighted Average
                                                 Shares/ Grant-Date Fair
       Awards                                     Units       Value
       ------                                    ------- ----------------
       Balance at December 31, 2006              21,398       $33.16
       Granted:
         Restricted stock                        10,983        31.34
         Restricted stock units                   3,200        34.70
         Deferred stock units                       406        33.04
       Vested                                    (5,542)       31.78
       Forfeited                                   (826)       34.32
       ------------------------------------------------------------------
       Balance at June 30, 2007 (includes 23,182
        performance-based awards and 6,437
        nonperformance-based awards)             29,619       $32.88
       ------------------------------------------------------------------

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended June 30, 2007 were $136,750. The total compensation costs for restricted stock units granted to non-employee directors for the period ended June 30, 2007 were $60,059. As of June 30, 2007, there were total unrecognized compensation costs of $617,653, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.83 years.

7.  OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the six months ended June 30, 2007 to officers and directors amounted to $1,615,711, of which $190,991 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.  PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 2007, the Corporation had securities on loan of $39,970,359 and held collateral of $40,462,282, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

                             FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



                                                 --------------------
                                                  Six Months Ended
                                                 ------------------
                                                                                Year Ended December 31
                                                 June 30,  June 30,  --------------------------------------------
                                                   2007      2006      2006     2005     2004     2003     2002
                                                 --------  --------  -------- -------- -------- -------- --------

Per Share Operating Performance

Net asset value, beginning of period               $36.61    $35.24    $35.24   $28.16   $24.06   $20.98   $24.90
-----------------------------------------------------------------------------------------------------------------

  Net investment income                              0.21      0.25      0.47    0.53*     0.41     0.38     0.42

  Net realized gains and increase (decrease) in
   unrealized appreciation                           6.25      3.62      4.91     8.29     5.05     3.89   (3.20)

  Change in accumulated other comprehensive
   income (note 5)                                     --        --    (0.09)       --       --       --       --
-----------------------------------------------------------------------------------------------------------------

Total from investment operations                     6.46      3.87      5.29     8.82     5.46     4.27   (2.78)
-----------------------------------------------------------------------------------------------------------------

Less distributions

  Dividends from net investment income             (0.16)    (0.16)    (0.47)   (0.56)   (0.44)   (0.38)   (0.43)

  Distributions from net realized gains            (0.10)    (0.10)    (3.33)   (1.22)   (0.88)   (0.81)   (0.68)
-----------------------------------------------------------------------------------------------------------------

Total distributions                                (0.26)    (0.26)    (3.80)   (1.78)   (1.32)   (1.19)   (1.11)
-----------------------------------------------------------------------------------------------------------------

  Capital share repurchases                          0.05      0.07      0.15     0.10     0.01     0.02     0.01

  Reinvestment of distributions                        --        --    (0.27)   (0.06)   (0.05)   (0.02)   (0.04)
-----------------------------------------------------------------------------------------------------------------

Total capital share transactions                     0.05      0.07    (0.12)     0.04   (0.04)     0.00   (0.03)
-----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                     $42.86    $38.92    $36.61   $35.24   $28.16   $24.06   $20.98
-----------------------------------------------------------------------------------------------------------------

Per share market price, end of period              $38.62    $33.99    $33.46   $32.34   $25.78   $23.74   $19.18

Total Investment Return

  Based on market price                             16.3%      5.9%     15.3%    32.3%    14.4%    30.8%  (13.7)%

  Based on net asset value                          17.9%     11.3%     15.7%    32.0%    23.3%    21.2%  (11.1)%

Ratios/Supplemental Data

  Net assets, end of period (in 000's)           $937,676  $824,479  $812,047 $761,914 $618,887 $522,941 $451,275

  Ratio of expenses to average net assets           0.61%+    0.54%+    0.60%    0.59%    0.56%    0.74%    0.49%

  Ratio of net investment income to
   average net assets                               1.07%+    1.30%+    1.22%    1.61%    1.58%    1.75%    1.84%

  Portfolio turnover                                2.36%+   12.46%+    9.95%   10.15%   13.44%   10.20%    9.69%

  Number of shares outstanding at
   end of period (in 000's)                        21,877    21,184    22,181   21,621   21,980   21,737   21,510
                                                 --------------------

--------
* In 2005 the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.'s reorganization.
+ Ratiospresented on an annualized basis.

                            SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

                                 June 30, 2007

                                       Shares    Value (A)
-                                     --------- ------------
Stocks And Convertible Securities -- 91.5%

  Energy -- 85.2%
   Integrated -- 34.3%
   Chevron Corp.                        650,000 $ 54,756,000
   ConocoPhillips                       556,891   43,715,944
   Exxon Mobil Corp.                  1,245,000  104,430,600
   Hess Corp. (B)                       195,000   11,497,200
   Marathon Oil Co.                     240,000   14,390,400
   Murphy Oil Corp.                     216,500   12,868,760
   Royal Dutch Shell plc ADR            265,000   21,518,000
   Suncor Energy                        100,000    8,992,000
   Total S.A. ADR                       220,000   17,815,600
   Valero Energy Corp.                  425,000   31,390,500
                                                ------------
                                                 321,375,004
                                                ------------
   Exploration & Production -- 15.4%
   Apache Corp.                         158,200   12,907,538
   Devon Energy Corp.                   330,000   25,835,700
   EOG Resources, Inc.                  310,000   22,648,600
   Forest Oil Corp (B)(C)                37,000    1,563,620
   Newfield Exploration Co. (C)         175,000    7,971,250
   Noble Energy, Inc.                   430,000   26,827,700
   Occidental Petroleum Corp.           400,000   23,152,000
   XTO Energy Inc.                      390,000   23,439,000
                                                ------------
                                                 144,345,408
                                                ------------

   Services -- 22.1%
   Baker Hughes, Inc.                   205,000   17,246,650
   BJ Services Co.                      240,000    6,825,600
   Bronco Drilling Co., Inc. (B)(C)     240,000    3,938,400
   ENSCO International, Inc. (B)        209,150   12,760,242
   GlobalSantaFe Corp.                  290,000   20,952,500
   Grant Prideco Inc. (C)               308,000   16,579,640
   Hercules Offshore, Inc. (B)(C)       250,000    8,095,000
   Nabors Industries Ltd. (C)           520,000   17,357,600
   Noble Corp.                          200,000   19,504,000
   Schlumberger Ltd. (B)                560,000   47,566,400
   TODCO (C)                            200,000    9,442,000
   Weatherford International,
    Ltd. (C)                            493,560   27,264,254
                                                ------------
                                                 207,532,286
                                                ------------

                                       Shares   Value (A)
-                                      ------- ------------

   Utilities -- 13.4%
   AGL Resources Inc.                  170,000 $  6,881,600
   Duke Energy Corp.                   217,624    3,982,519
   Energen Corp.                       400,000   21,976,000
   Equitable Resources Inc.            450,000   22,302,000
   MDU Resources Group, Inc.           375,000   10,515,000
   National Fuel Gas Co. (B)           200,000    8,662,000
   New Jersey Resources Corp.          200,000   10,204,000
   Questar Corp.                       360,000   19,026,000
   SEMCO Energy, Inc.                  670,300    5,208,230
   Spectra Energy Corp.                108,812    2,824,760
   Williams Companies, Inc.            450,000   14,229,000
                                               ------------
                                                125,811,109
                                               ------------
  Basic Industries -- 6.3%
   Basic Materials & Other -- 6.3%
   Air Products and Chemicals, Inc.    115,000    9,242,550
   Aqua America, Inc. (B)              281,000    6,319,690
   du Pont (E.I.) de Nemours and Co.   157,500    8,007,300
   Florida Rock Industries Inc.        105,000    7,087,500
   General Electric Co.                454,800   17,409,744
   Rohm & Haas Co.                     200,000   10,936,000
                                               ------------
                                                 59,002,784
                                               ------------
Total Stocks And Convertible Securities
 (Cost $312,710,833) (D)                       $858,066,591
                                               ------------

--------------------------------------------------------------------------------

                                 June 30, 2007



                                       Prin. Amt.   Value (A)
-                                      ----------- -----------
Short-Term Investments -- 8.3%

   U.S. Government Obligations -- 1.5%
   U.S. Treasury Bills,
    4.27-4.70%, due
    8/2/07-8/16/07                     $14,120,000 $14,046,835
                                                   -----------
   Time Deposit -- 0.0%
   Bank of America Corp.,
    4.64%, due 7/2/07                                  231,718
                                                   -----------

   Commercial Paper -- 6.8%
   American Express Credit Corp.,
    5.25%, due 7/5/07                    5,700,000   5,696,675
   American General Finance, Inc.,
    5.26%, due 7/26/07                   3,800,000   3,786,133
   AIG Funding, Inc.,
    5.26%, due 7/5/07                    3,200,000   3,198,130
   Cargill Global Funding, plc,
    5.25%, due 7/2/07                    7,000,000   6,998,979
   Chevron Funding Corp.,
    5.22-5.23%, due
    7/19/07-7/31/07                      6,500,000   6,480,062
   Coca-Cola Co.,
    5.22%, due 7/12/07                   7,000,000   6,988,835
   General Electric Capital Services
    Corp., 5.24%, due 7/24/07            6,700,000   6,677,570

                                       Prin. Amt.    Value (A)
-                                      ----------- ------------
   Nestle Capital Co.,
    5.20-5.21%, due
    7/12/07-7/17/07                    $ 4,900,000 $  4,890,833
   Prudential Funding, LLC,
    5.22%, due 7/17/07-8/2/07            6,800,000    6,777,728
   Toyota Motor Credit Corp.,
    5.21-5.23%, due 7/3/07-7/17/07       6,600,000    6,593,011
   United Parcel Service of America,
    Inc.,
    5.14-5.15%, due 7/3/07-7/10/07       5,500,000    5,495,323
                                                   ------------
                                                     63,583,279
                                                   ------------
Total Short-Term Investments
 (Cost $77,861,832)                                  77,861,832
                                                   ------------
Total Securities Lending Collateral -- 4.3%
 (Cost $40,462,282)
   Brown Brothers Investment
    Trust, 5.28%, due 7/2/07                         40,462,282
                                                   ------------

Total Investments -- 104.1%
 (Cost $431,034,947)                                976,390,705
  Cash, receivables, prepaid
   expenses and other
   assets, less liabilities -- (4.1)%               (38,715,127)
                                                   ------------
Net Assets -- 100.0%                               $937,675,578
                                                   ============

--------------------------------------------------------------------------------
Notes:
(A)See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)Some of the shares of this company are on loan. See note 8 to financial statements.
(C)Presently non-dividend paying.
(D)The aggregate market value of stocks held in escrow at June 30, 2007 covering open call option contracts written was $9,478,170. In addition, the aggregate market value of securities segregated by the Corporation's custodian required to collateralize open put option contracts written was $4,325,000.

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

                                 June 30, 2007
                                  (unaudited)


  TEN LARGEST PORTFOLIO HOLDINGS

                                          Market Value % of Net Assets
          ------------------------------------------------------------
          Exxon Mobil Corp.               $104,430,600      11.1%
          Chevron Corp.                     54,756,000       5.8
          Schlumberger Ltd.                 47,566,400       5.1
          ConocoPhillips                    43,715,944       4.7
          Valero Energy Corp.               31,390,500       3.3
          Weatherford International, Ltd.   27,264,254       2.9
          Noble Energy, Inc.                26,827,700       2.9
          Devon Energy Corp.                25,835,700       2.8
          XTO Energy Inc.                   23,439,000       2.5
          Occidental Petroleum Corp.        23,152,000       2.5
                                          ------------      ----
               Total                      $408,378,098      43.6%

          ------------------------------------------------------------

  SECTOR WEIGHTINGS

       [CHART]

Integrated                       34.3%
Exploration & Production         15.4%
Services                         22.1%
Utilities                        13.4%
Basic Materials & Other           6.3%
Short-Term Investments            8.3%

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS

--------------------------------------------------------------------------------

                                 June 30, 2007


 Contracts                                    Contract
(100 shares                            Strike Expiration  Appreciation/
   each)           Security            Price   Date       (Depreciation)
------------------------------------------------------------------------

                           COVERED CALLS

     240    Marathon Oil Co.           $62.50 Oct   07      $ (67,560)
     100    Noble Energy, Inc.           70   Aug   07          5,200
     200    Occidental Petroleum Corp.   55   Aug   07        (67,601)
     400    Questar Corp.                45   Jul   07       (301,601)
     100    Rohm & Haas Co.              55   Oct   07        (11,037)
     100    Suncor Energy                95   Sep   07        (18,300)
     300    Suncor Energy               100   Sep   07        (35,401)
   -----                                                    ---------
   1,440                                                     (496,300)
   -----                                                    ---------

                        COLLATERALIZED PUTS


     150    Exxon Mobil Corp.            65   Jul   07         16,649
     150    Forest Oil Corp.             35   Aug   07         10,800
     100    Lubrizol Corp.               55   Dec   07        (39,300)
     100    Lubrizol Corp.               60   Dec   07        (24,300)
     250    Southwestern Energy Co.      35   Sep   07         14,874
     200    Southwestern Energy Co.      40   Sep   07         (4,100)
   -----                                                    ---------
     950                                                      (25,377)
   -----                                                    ---------
                                                            $(521,677)
                                                            =========

                        CHANGES IN PORTFOLIO SECURITIES

--------------------------------------------------------------------------------

                  During the Three Months Ended June 30, 2007
                                  (unaudited)




                                                     Shares
                                     --------------------------------------
                                                                  Held
                                      Additions    Reductions June 30, 2007
                                     ---------     ---------- -------------
    Bronco Drilling Co., Inc........  235,400                    240,000
    Chevron Corp....................   15,000                    650,000
    Marathon Oil Co.................  120,000/(1)/               240,000
    Questar Corp....................  180,000/(1)/   20,000      360,000
    Air Products and Chemicals, Inc.                 10,000      115,000
    Aqua America, Inc...............                 71,000      281,000
    BJ Services Co..................                180,000      240,000
    BP plc ADR......................                180,000        --
    Holly Corp......................                360,000        --
    Martin Marietta Materials, Inc..                  5,000        --
    Valero Energy Corp..............                 10,000      425,000

--------
/(1)/By stock split.
                               -----------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF PETROLEUM & RESOURCES CORPORATION:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the Corporation) at June 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2007

                        HISTORICAL FINANCIAL STATISTICS

--------------------------------------------------------------------------------

                                  (unaudited)


                                                             Dividends  Distributions     Total
                                                                From      From Net      Dividends
                                        Net Asset   Market   Investment   Realized         and          Annual
                Value Of      Shares    Value Per   Value      Income       Gains     Distributions    Rate of
Dec. 31        Net Assets  Outstanding*  Share*   Per Share* Per Share*  Per Share*    Per Share*   Distribution**
-------        ----------  ------------ --------- ---------- ---------- ------------- ------------- --------------
1997          $556,452,549  20,134,181   $27.64     $24.33      $.51        $1.04         $1.55          6.37%
1998           474,821,118  20,762,063    22.87      20.42       .52         1.01          1.53          6.48
1999           565,075,001  21,471,270    26.32      21.50       .48         1.07          1.55          7.00
2000           688,172,867  21,053,644    32.69      27.31       .39         1.35          1.74          6.99
2001           526,491,798  21,147,563    24.90      23.46       .43         1.07          1.50          5.61
2002           451,275,463  21,510,067    20.98      19.18       .43          .68          1.11          5.11
2003           522,941,279  21,736,777    24.06      23.74       .38          .81          1.19          5.84
2004           618,887,401  21,979,676    28.16      25.78       .44          .88          1.32          5.40
2005           761,913,652  21,621,072    35.24      32.34       .56         1.22          1.78          5.90
2006           812,047,239  22,180,867    36.61      33.46       .47         3.33          3.80         11.26
June 30, 2007  937,675,578  21,877,275    42.86      38.62       .29+         .10+          .39+          --

--------
 *Adjusted for 3-for-2 stock split effected in October 2000.
**The Annual Rate of Distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation's Common Stock.
 +Paid or declared.

                          AMENDED AND RESTATED BYLAWS

--------------------------------------------------------------------------------


In June 2007, the Board of Directors of the Corporation adopted Amended and Restated Bylaws for the Corporation. Among other changes, the Amended and Restated Bylaws:

  . add procedures and informational requirements governing the calling of a stockholder-requested special meeting of stockholders;

  . add informational requirements and modify the timing for the advance notice of stockholder nominees for the Board of Directors and of other stockholder proposals--stockholders are now generally required to notify the Corporation in writing of any proposal which they intend to present at an annual meeting of stockholders, including any nominations for director, between 120 and 150 days prior to the first anniversary of the mailing date of the notice for the prior year's annual meeting of stockholders.

  . implement changes to conform to the charter of the Corporation as recently amended and restated by the stockholders, and

  . include updates to conform to changes in Maryland law and current corporate governance practice.

As a result of the changes to the advance notice bylaws summarized above, the advance notice of Director nominees and any other proposals that a stockholder seeks to bring before the 2008 Annual Meeting but does not seek to have included in the Corporation's proxy statement and form of proxy for that meeting must be received at the office of the Corporation no earlier than September 19, 2007, and no later than October 19, 2007. Please note that these dates are different from those that were provided in the Corporation's proxy statement for the 2007 Annual Meeting, which dates are no longer correct.

The foregoing is only a summary and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Corporation's next report on Form NSAR. The Amended and Restated Bylaws are also available upon written request to the Secretary of the Corporation.


                               -----------------

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                               OTHER INFORMATION

--------------------------------------------------------------------------------


STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation's Forms N-Q are available on the Commission's website at www.sec.gov. The Corporation's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading "Financial Reports".

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling the Corporation's toll free number at (800) 638-2479; (ii) on the Corporation's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                     STOCKHOLDER INFORMATION AND SERVICES

--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

                Initial Enrollment and
                 Optional Cash Investments
                 Service Fee                $2.50 per investment
                 Brokerage Commission            $0.05 per share
                Reinvestment of Dividends*
                 Service Fee               2% of amount invested
                              (maximum of $2.50 per investment)
                 Brokerage Commission            $0.05 per share
                Sale of Shares
                 Service Fee                              $10.00
                 Brokerage Commission            $0.05 per share
                Deposit of Certificates for safekeeping    $7.50
                Book to Book Transfers                  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
                (existing holders)                         $50.00
              Electronic Funds Transfer
                (monthly minimum)                          $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Stockholder Inquiries to:
                       Stockholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (866) 723-8330
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

18


Item  2:  Code(s) of Ethics for senior financial officers  -
Item not applicable to semi-annual report.

Item  3:  Audit  Committee  Financial  Expert  -  Item   not
applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Audit Committee of Listed Registrants - Item not applicable to semi-annual report.

Item 6: Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Item not applicable to semi-annual report.

Item   8:   Portfolio  Managers  of  Closed-End   Management
Investment Companies - Item not applicable to semi-annual report.

Item   9:  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2007    51,425    $ 31.64      51,425       921,230
Feb. 2007    58,500    $ 33.03      58,500       862,730
Mar. 2007   145,052    $ 33.50     145,052       717,678
Apr. 2007    37,970    $ 35.52      37,970       679,708
May 2007          0    $     0           0       679,708
June 2007    26,100    $ 39.06      26,100       653,608
--------   ---------  ---------   ---------    ---------
Total       319,047(1) $ 33.81     319,047(2)    653,608(2)

(1)    There  were no shares purchased other than through a
publicly announced plan or program.
(2.a)   The Plan was reapproved on December 14, 2006.
(2.b)    The  share  amount  approved  in  2006  was 5%  of
outstanding shares, or approximately 1,045,164 shares.
(2.c) Unless reapproved, the  Plan will  expire on or about
December 13, 2007.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

In June 2007, Registrant's Board of Directors adopted Amended and Restated Bylaws for the Corporation that, among other changes, make material changes to the procedures by which stockholders may recommend nominees to Registrant's Board of Directors. In general, the changes add informational requirements and modify the timing for the advance notice of stockholder nominees for the Board of Directors and of other stockholder proposals -- stockholders are now generally required to notify the Corporation in writing of any proposal which they intend to present at an annual meeting of stockholders, including any nominations for director, between 120 and 150 days prior to the first anniversary of the mailing date of the notice for the prior year's annual meeting of stockholders.

The Amended and Restated Bylaws governing the advance notice requirements for stockholders who wish to recommend Director nominees provide as follows:
Section  2.9.   Advance Notice of Stockholder  Nominees  for
Director and Other Stockholder Proposals.

     (a)  Annual Meetings of Stockholders.

           (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 2.9(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 2.9(a).

           (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 2.9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall set forth all information required under this Section
2.9 and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day prior to the first anniversary of the Date of Mailing of the Notice (as defined herein) for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the Date of Mailing of the Notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business  address and residence address of such  individual,
(B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the "Investment Company Act") and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, (B) the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person, (C) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the Corporation (collectively, "Hedging Activities") and (D) a general description of whether and the extent to which such stockholder or such Stockholder Associated Person has engaged in Hedging Activities with respect to shares of stock of any other closed-end investment company; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 2.9(a), the name and address of such stockholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such Stockholder
Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice.

           (3)   Notwithstanding anything in this subsection
(a) of this Section 2.9 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting, a stockholder's notice required by this Section 2.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

            (4) For purposes of this Section 2.9, "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder (including, without limitation, any person who is a member of a "group" for purposes of Section 13(d) of the Exchange Act, or any successor provision, that includes such stockholder), (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and
(iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

      (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 2.9 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.9. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (2) of this
Section 2.9(a) shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the
120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     (c)  General.

           (1) Upon written request by the Secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 2.9. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 2.9.

           (2) Only such individuals who are nominated in accordance with this Section 2.9 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 2.9. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 2.9.

           (3) For purposes of this Section 2.9, (a) the "Date of Mailing of the Notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

           (4) Notwithstanding the foregoing provisions of this Section 2.9, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.9. Nothing in this
Section 2.9 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

The Amended and Restated Advance Notice Bylaws apply to Registrant's 2008 Annual Meeting, and the advance notice of Director nominees and any other proposals that a stockholder seeks to bring before the 2008 Annual Meeting but does not seek to have included in the Corporation's proxy statement and form of proxy for that meeting must be received at the office of the Corporation no earlier than September 19, 2007, and no later than October 19, 2007.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of July 23, 2007, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrant's disclosure controls and procedures. Based on that evaluation, the registrant's officers, including the PEO and PFO, concluded that, as of July 23, 2007, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See registrant's response to Item 2, above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.



A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, is attached.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       PETROLEUM & RESOURCES CORPORATION

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   July 23, 2007


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   July 23, 2007